Exhibit 10.1

BROKER'S NAME:  Steve Bathgate
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                IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
               SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.



                             SUBSCRIPTION AGREEMENT
                                       and
                           LETTER OF INVESTMENT INTENT
                           ---------------------------


                     6% CONVERTIBLE SERIES C PREFERRED STOCK
                                       of
                              ATC HEALTHCARE, INC.

David Savitsky
ATC Healthcare, Inc.
1983 Marcus Avenue
Lake Success, NY 11042

Gentlemen:

         The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of securities (the "Securities") of ATC Healthcare, Inc. (the "Company"), consisting of units ("Units") comprising certain 6% Convertible Series C Preferred Stock ("Stock") and common stock purchase warrants ("Warrants"). The Units are described in the Summary of Terms attached to this Subscription Agreement as Exhibit A (the "Term Sheet"). The Subscriber understands that a subscription for the Units may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom. By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

         1. Subscription Commitment. The Subscriber acknowledges that the minimum subscription is Fifty Thousand Seventeen and 50/100 Dollars ($50,017.50). The Subscriber hereby subscribes for the purchase of the number of Securities specified below and, as full payment therefor, agrees to pay by wire transfer to the account of the Company the amount specified below.


         500 Shares Series C Preferred Stock At $1.35 per Unit for an Warrants to Purchase 741,000 Shares of Common Stock aggregate of $1,000,350.00

         The Subscriber understands that this subscription is not binding on the Company until accepted by the Company, which acceptance is at the discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. If the subscription is rejected, the Company shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Company and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Company, this subscription shall be irrevocable by the Subscriber. The Subscriber understands that the Company may, in the event that the offering to which the Term Sheet relates is oversubscribed, reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

         2. Subscriber's Representations and Warranties. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

         (a) The Subscriber has had the opportunity to review the following filings with the Securities and Exchange Commission by the Company (the "SEC Filings"):

               (i) The Company's Annual Report on Form 10-K/A, filed with the SEC on September 26, 2005; and

               (ii) The Company's Quarterly Report on Form 10-Q, filed with the
                    SEC on January 17, 2006;

               (ii) The Company's Proxy Statement on Schedule 14A, filed with the SEC on June 28, 2005.

The Subscriber has also been given access to full and complete information regarding the Company and has utilized such access to the Subscriber's satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available;

         (b) Except for the SEC Filings, the Term Sheet and certain other documents as listed on Exhibit B hereto (the SEC Filings, Term Sheet and other documents listed on Exhibit B together referred to as the "Documents"), the Subscriber has not been furnished with any other materials or literature relating to the offer and sale of the Securities; except as set forth in the Documents, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

         (c) The Subscriber acknowledges that certain of the documents or information referenced on Exhibit B attached to this Subscription Agreement may contain forward-looking statements that are prone to substantial risks and uncertainties. These forward-looking statements are not historical facts, but are based on the Company's current expectations, estimates and projections about its industry, its beliefs, and its assumptions. Words such as "anticipates," "believes," "expects," "plans," "future," "projections," and "forecasted" are intended to identify forward-looking statements. The Subscriber further acknowledges that these statements are not guarantees of future performance and are subject to various risks, uncertainties and other factors, some of which are beyond the Company's control and difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These forward-looking statements reflect the Company's view only as of the date of the particular document in which they are contained.

         (d) The Subscriber believes that an investment in the securities is suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs. The Subscriber (i) has adequate means for providing for the Subscriber's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

         (e) The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.

         (f) The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

         (g) The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs;

         (h) The Subscriber recognizes that the Securities as an investment involves a high degree of risk.

         (i) The information contained in this agreement is true, complete and correct in all material respects as of the date hereof; the Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein; and the Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority, self-regulatory organization, or, to the extent required by law, to any other person.

         (j) The Subscriber realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (iii) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 2 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability; and

         (k) The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

         (l) Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend may be placed on any certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         (m) THE SUBSCRIBER UNDERSTANDS THAT BATHGATE CAPITAL PARTNERS LLC IS ACTING AS A FINDER ON THIS TRANSACTION, AND THE COMPANY WILL PAY BATHGATE CAPITAL PARTNERS A FINDER'S FEE OF A CASH PAYMENT OF SEVEN PERCENT (7%) OF MY INVESTMENT AND WARRANTS EQUAL TO SEVEN PERCENT (7%) OF MY INVESTMENT, AS DESCRIBED IN THE DOCUMENTS. THE SUBSCRIBER FURTHER UNDERSTANDS THAT BATHGATE CAPITAL PARTNERS HAS DONE ONLY A LIMITED AMOUNT OF DUE DILIGENCE ON THE COMPANY AND THE INVESTMENT, AND REPRESENTS TO BATHGATE CAPITAL PARTNERS THAT THE SUBSCRIBER IS NOT RELYING ON BATHGATE CAPITAL PARTNERS FOR PERFORMING SUCH INVESTIGATIONS.

         3. Company's Representations and Warranties. In order to induce the Subscriber to enter into this subscription, the Company hereby represents and warrants to, and covenants with, the Subscriber as follows:

         (a) Documents. The Documents have been carefully prepared by the Company. The Documents do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any additional written information authorized by the Company to be provided to prospective purchasers shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) No Material Adverse Change. Except as may be reflected in or contemplated by the Documents, subsequent to the dates as of which information is given in the Documents, and prior to the acceptance of subscription proceeds from an Investor (referred to herein as a "Closing"), (i) there has not been any material adverse change in the business, properties, options to lease, leases, financial condition, management, or otherwise of the Company or in the Company's business taken as a whole, (ii) there has not been any material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company has not incurred any material obligations, contingent or otherwise, which are not disclosed in the Documents; (iv) there has not been any change in the capital stock or adverse change in the short-term or long-term debt (except current payments) of the Company; and (v) the Company has not paid or declared any dividends or other distributions.

         (c) No Defaults. The Company is not in default in the performance of any obligation, agreement or condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company, other than as set forth in the Documents or as will not materially and adversely impact the Company or its present or prospective business. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree or any government, governmental instrumentality, agency or body, arbitrator, tribunal or court, domestic or foreign, having jurisdiction over the Company or its property other than breaches that would not materially and adversely impact the Company or its present or prospective business. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the securities laws of any state or jurisdiction.

         (d) Organization and Standing. The Company is, and at the Closing will be, duly organized and validly existing in good standing as a corporation under the laws of its state of incorporation and with full power and authority to own its property and conduct its business, present and proposed, as described in the Documents; the Company has full power and authority to enter into this Agreement and to issue the securities comprising the Units, and the Company is duly qualified and in good standing as a foreign corporation in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes such qualification necessary. The Company has paid all fees required by the jurisdiction of organization and any jurisdiction in which it is qualified as a foreign corporation.

         (e) Legality of Units. The securities comprising the Units have been duly and validly authorized and, when issued or sold and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable. Upon the due conversion of the Stock and due exercise of the Warrants, the Common Stock of the Company issued thereunder will be validly issued, duly paid and non-assessable. A sufficient number of shares of Common Stock of the Company has been reserved for issuance upon conversion of the Stock and upon exercise of the Warrants.

         (f) Prior Sales. No securities of the Company have been sold by the Company or by, or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company at any time prior to the date hereof, except as set out in the Documents. No prior securities sales by the Company or any affiliate are required to be integrated with the proposed sale of the Units such that the availability of Regulation D or any other claimed exemption from the registration requirements of the Act would be made unavailable to the offer and sale of the Units.

         (g) Litigation. There is and at the Closing there will be no action, suit or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company threatened which might result in judgments against the Company, or its officers, directors, employees or agents which the Company is obligated to indemnify, not adequately covered by insurance and which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company or would materially affect the properties or assets of the Company.

         (h) Contracts. Each contract to which the Company is a party and to which reference is made in the Documents has been duly and validly executed, is in full force and effect in all material respects in accordance with their respective terms, and none of such contracts has been assigned by the Company; and the Company knows of no present situation or condition or fact which would prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

         (i) Tax Returns. The Company has filed all federal, state and municipal tax returns which are required to be filed, and has paid all taxes shown on such returns or otherwise owed by it and on all assessments received by it to the extent such taxes have become due. All other taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes, including all federal and state withholding and FICA payments.

         (j) Property. Except as otherwise set forth in the Documents, the Company has good title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Documents as being owned by the Company, subject only to such exceptions as are not material and do not adversely affect the present or prospective business of the Company. All of the claims, options to lease, leases and subleases material to the business of the Company under which the Company holds or uses any real or personal property, including those described or referred to in the Documents, are in full force and effect, and the Company is not in default in respect of any of the terms or provisions of any such claims, options to lease, leases or subleases, and no claim of any sort has been asserted by anyone adverse to the Company's rights under any such claims, options to lease, leases or subleases or affecting or questioning the Company's rights to the continued possession of the claimed, optioned, leased or subleased property covered by such claim, options to lease, lease or sublease.

         (k) Authority. The execution and delivery by the Company of this Agreement has been duly authorized, and this Agreement is the valid, binding and legally enforceable obligation of the Company.

         (l) Use of Proceeds. The Company will apply the proceeds from the sale of the Units for acquisition of Critical Nursing Solutions Inc., general working capital and to fund offering expenses.

         (m) No Limitations on Payment of Dividends. Except as otherwise set forth in the Documents, there are no limitations, either contractual or otherwise, nor will the Company enter into any agreement with any other party, which prevents or limits the Company's ability to declare or pay dividends on its Common Stock.

         (n) Fair Market Value. The Company's Board of Directors has determined in good faith that the price of a share of Class A Common Stock of the Company determined by virtue of the sale of the Stock is at or in excess of the "Fair Market Value" as defined in the terms of that certain Certificate of Designation establishing the terms of the 7% Convertible Series A Preferred Stock of the Company.

         4. Restricted Nature of the Securities. The Subscriber has been advised and understands that (a) the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws; (b) the Documents may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; (c) except as provided in paragraph 11 hereunder, the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available. The Subscriber represents and warrants that the Securities are being purchased for the Subscriber's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the Subscriber has made no agreement with others regarding any of the Securities; and the Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.

         5. Residence. The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber's name solely for the Subscriber's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 18 of this Subscription Agreement and Letter of Investment Intent.

         6. Investor Qualification. The Subscriber represents and warrants that the Subscriber or the purchaser of the Securities named in paragraph 18 comes within at least one category marked below, and that for any category marked the Subscriber has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I       ___       The Subscriber is an individual (not a partnership,
                           corporation, etc.) whose individual net worth, or joint net worth with the Subscriber's spouse, presently exceeds $1,000,000.

                           Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, including the Subscriber's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II      ___       The Subscriber is an individual (not a partnership,
                           corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III     ___       The Subscriber is an executive officer or director of
                           the Company.

Category IV      _X_       The Subscriber is a bank; savings and loan; insurance
                           company; registered broker or dealer; registered investment company; registered business development company; licensed small business investment company
                           (SBIC); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000; or a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors.

                                        SBIC
                           -----------------------------------------------------


                           -----------------------------------------------------
                                (describe entity)

Category V       ___       The Subscriber is a private business development
                           company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                           -----------------------------------------------------


                           -----------------------------------------------------
                                    (describe entity)

Category VI      ___       The Subscriber is an entity with total assets in
                           excess of $5,000,000 which was not formed for the purpose of investing in the Units and which is one of the following:

                           _____        a corporation; or

                           _____        a partnership; or

                           _____        a business trust; or

                           _____        a tax-exempt organization described in
                                        Section 501(c)(3) of the Internal
                                        Revenue Code of 1986, as amended.


                           -----------------------------------------------------


                           -----------------------------------------------------
                                    (describe entity)

Category VII     ___       The Subscriber is a trustee for a trust that is
                           revocable by the grantor at any time (including an IRA) and the grantor qualifies under either Category
                           I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VIII    ___       The Subscriber is an entity all the equity owners of
                           which are "accredited investors" within one or more of the above categories, other than Category IV or Category V. [If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.]


                           -----------------------------------------------------


                           -----------------------------------------------------
                                    (describe entity)

Category IX      ___       The Subscriber is a trust with total assets in excess
                           of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         7. Disclosure of Stock Ownership. In the registration statement referred to in paragraph 11 below, the Company needs to disclose the number of shares of stock of the Company the Subscriber owns in addition to those being purchased in this offering.

Does the Subscriber beneficially own shares of stock of the Company or securities convertible into shares of common stock of the Company prior to this subscription?

                           Yes __X__                 No _____

If so, state the number of shares common stock of the Company you beneficially own and the number of shares of common stock into which any other security you hold could be converted. If you are uncertain about the number of shares of common stock into which any other security you hold could be converted, state the name of the convertible security and the number of shares or principal amount, as applicable.


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If this information changes, please notify the Company.

Please note that a "beneficial owner" of shares means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (including the power to vote, or to direct the voting of, such shares), and/or investment power (including the power to dispose of, or to direct the disposition of, such shares). Include shares owned by your spouse or relatives and over which you have or share "voting power" or "investment power" or both. Please note that the same security may be beneficially owned by more than one person. In the case of options or warrants, shares which will be issuable upon the exercise of same are deemed to be beneficially owned by you if you may exercise the option or warrant within 60 days

         8. Additional Representations. The undersigned, if other than an individual, makes the following additional representations:

                  (a) The Subscriber was not organized for the specific purpose of acquiring the Securities; and

                  (b) This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

         9. Sophistication. The Subscriber further represents and warrants that he has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Securities and protecting the Subscriber's own interests in this transaction, and does not desire to utilize the services of any other person in connection with evaluating such merits and risks.

         10. Transferability and Assignability. Neither this Subscription Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber. The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

         11. Registration Rights. The Company shall include the Securities in a registration statement to be filed with the SEC no later than 10 business days after the termination of the offering, and the Company shall use its best efforts to cause the registration statement to be declared effective as soon as possible thereafter. These rights are more fully described in the Registration Rights Agreement that is attached to this Subscription Agreement as Exhibit B (the "Registration Rights Agreement"). By executing this Subscription Agreement, the Subscriber agrees to the terms of the Registration Rights Agreement.

         12. NASD Membership - Individual Investor. Are you a member of the NASD,(1) a person associated with a member(2) of the NASD, or an affiliate of a member?

                           Yes _____                 No __X__

If "Yes," please list any members of the NASD with whom you are associated or affiliated.

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         13. NASD Membership - Corporate Investor. If you are a corporation, are any of your officers, directors or 5% shareholders a member of the NASD, a person associated with a member of the NASD, or an affiliate of a member?

                           Yes __X__                 No _____

If "Yes," please list the name of the respective officer, director or 5% shareholder and any members of the NASD with whom they are associated or affiliated.

_______________________

(1) The NASD defines a "member" as being either any broker or dealer admitted to membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

(2) The NASD defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

Eugene C. McColley, Manager of the General Partner, is a NASD Member.
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Bathgate Capital Partners
-------------------------

         14. Survival. The representations and warranties of the Subscriber set forth herein shall survive the sale of the Units pursuant to this Subscription Agreement.

         15. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the Subscriber, to the address set forth below; and if to the Company to the address at the beginning of this letter, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

         16. Applicable to FLORIDA residents only. The Subscriber has been informed and recognizes that (a) the Units have not been registered under the Florida Securities Act, and (b) under Section 517.061(12) of the Florida Securities Act, the Subscriber may void the sale of any Securities within three
(3) days after the tender of this Subscription Agreement and payment hereunder to the Company.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         18. Title. Manner in Which Title is To Be Held.

             Place an "X" in one space below:

             (a) _____       Individual Ownership

             (b) _____       Community Property

             (c) _____       Joint Tenant with Right of Survivorship (both
                             parties must sign)

             (d) __X__       Partnership

             (e) _____       Tenants in Common

             (f) _____       Corporation

             (g) _____       Trust

             (h) _____       Other (Describe):


                      Roaring Fork Capital SBIC, L.P.
             -------------------------------------------------------------------


             -------------------------------------------------------------------


             -------------------------------------------------------------------
             Please print above the exact name(s) in which the Securities are to be held.

         19. State of Residence. My state of residence and the state in which I received the offer to invest and made the decision to invest in the Securities is Colorado.

         20. Date of Birth. My date of birth is ______________________.

IN NO EVENT WILL THE COMPANY, BATHGATE CAPITAL PARTNERS LLC, OR ANY OF THEIR AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE DOCUMENTS. INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF INVESTING IN THE SECURITIES.





                           SIGNATURE PAGE ON NEXT PAGE

                                   INDIVIDUAL
                                   ----------

The Subscriber hereby represents he has read this entire Subscription Agreement.

                                                     Dated:
                                                            --------------------

                                               Address to Which Correspondence
                                               Should be Directed


------------------------------------------     ---------------------------------
Signature (Individual)

                                               ---------------------------------


------------------------------------------     ---------------------------------
Signature (All record holders should sign)     City, State and Zip Code


------------------------------------------     ---------------------------------
Name(s) Typed or Printed                       Tax Identification or Social
                                               Security Number

                                               (    )
------------------------------------------     ---------------------------------
                                               Telephone Number

                CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY
                ------------------------------------------------


                                               Address to Which Correspondence
                                               Should be Directed

                                               8400 E. Prentice Ave
Roaring Fork Capital SBIC, L.P.                Suite 745
------------------------------------------     ---------------------------------
Name of Entity
By: Roaring Fork Capital Management LLC, Its GP

By:  /s/ G. Michael Machens                    Greenwood Village, CO 80111
     -------------------------------------     ---------------------------------
     *Signature                                City, State and Zip Code

Its: Manager of General Partner                71-0953148
     -------------------------------------     ---------------------------------
     Title                                     Tax Identification or Social
                                               Security Number

G. Michael Machens                             (303) 694-1300
------------------------------------------     ---------------------------------
Name Typed or Printed                          Telephone Number


*If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.


                            CERTIFICATE OF SIGNATORY
                            ------------------------

         To be completed if Securities are being subscribed for by an entity.

         I, G. Michael Machens, am the Manager of Roaring Fork Capital Management LLC, the General Partner of Roaring Fork Capital SBIC, L.P. (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have hereto set may hand this 31st day of May
2006.


                                             /s/ G. Michael Machens
                                             -----------------------------------
                                             Signature

                                   ACCEPTANCE
                                   ----------


This Subscription Agreement is accepted as of May 31, 2006.

                                         ATC HEALTHCARE, INC.


                                         By: /s/ Andrew Reiben
                                             -----------------------------------
                                             Authorized Officer

                                         Date:  5/31/2006
                                                ---------